Exhibit 77Q1(a) to ACWMF05.31.2011 NSAR

Articles Supplementary of American Century World Mutual Funds, Inc.,
dated November 1, 2010 (filed electronically as Exhibit (a)(31) to
Post-Effective Amendment No. 51 to the Registrant’s Registration
Statement on March 30, 2011, File No. 33-39242 and incorporated herein by reference).